UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2024

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 31, 2024, Interactive Strength Inc. (the "Company") held its 2024 annual meeting of stockholders at 10:00 a.m. Eastern Time (the “Meeting”) to vote on the proposals identified in the Company’s definitive proxy statement filed with U.S. Securities and Exchange Commission on May 10, 2024. As of April 9, 2024, the record date of the Meeting, there were a total of 19,626,378 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) outstanding and entitled to vote at the Meeting. At the Meeting, 10,844,385 shares of Common Stock were represented in person or by proxy, constituting a quorum.

At the Meeting, the Company’s stockholders were asked to consider and vote upon the following proposals:

Proposal One: Election of Class I Directors Proposal

To approve the nominations of Deepak M. Mulchandani and David Leis for election as directors at the Meeting. If elected, Messrs. Mulchandani and Leis will serve as directors until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified.

The Election of Class I Directors Proposal was approved by the Company’s stockholders. The voting results were as follows:

Name	Votes For	Votes Withheld
Deepak M. Mulchandani	10,834,771	9,614
David Leis	10,835,372	9,013

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm Proposal

To approve the appointment of Deloitte & Touche LLP to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

The Ratification of Accountant Proposal was approved by the Company’s stockholders. The voting results were as follows:

Votes For	Votes Against	Votes Abstained
10,841,824	2,042	519

Proposal Three: CLMBR Issuance Proposal

To approve the issuance of shares of our common stock upon conversion of the Company’s Series B Convertible Preferred Stock and the potential issuance of Earn-Out Shares, pursuant to an amended and restated Asset Purchase Agreement, dated as of January 22, 2024, by and among the Company, CLMBR, Inc and CLMBR1, LLC.

The CLMBR Issuance Proposal was approved by the Company’s stockholders. The voting results were as follows:

Votes For	Votes Against	Votes Abstained
10,731,839	33,986	78,560

Proposal Four: 3i Proposal

To approve the issuance of shares of our common stock upon conversion and exercise of the 3i Note and Warrant.

The 3i Proposal was approved by the Company’s stockholders. The voting results were as follows:

Votes For	Votes Against	Votes Abstained
9,943,816	33,986	866,583

Proposal Five: Treadway Proposal

To approve the issuance of shares of our common stock upon conversion and exercise of the Treadway Note and Warrant.

The Treadway Proposal was approved by the Company’s stockholders. The voting results were as follows:

Votes For	Votes Against	Votes Abstained
10,405,430	33,941	405,014

Proposal Six: Series A Proposal

To approve the issuance of shares of our common stock upon conversion of the Company’s Series A Convertible Preferred Stock.

The Series A Proposal was approved by the Company’s stockholders. The voting results were as follows:

Votes For	Votes Against	Votes Abstained
10,725,839	39,986	78,560

Proposal Seven: Reverse Stock Split Proposal

To approve the Amendment to the Company’s certificate of incorporation to authorize a reverse stock split of its common stock within a range of 1-for-20 to 1-for-100, with the Board of Directors of the Company to set the specific ratio and determine the date for the Reverse Stock Split to be effective.

The Reverse Stock Split Proposal was approved by the Company’s stockholders. The voting results were as follows:

Votes For	Votes Against	Votes Abstained
10,726,174	40,100	78,111

Proposal Eight: Advisory Vote on the Compensation of the Company’s Named Executive Officers

The Advisory Vote on the Company’s Named Executive Officers (“NEO”) was approved by the Company’s stockholders. The voting results were as follows:

Votes For	Votes Against	Votes Abstained
6,569,097	30,720	4,244,568

Proposal Nine: Advisory Vote on the Frequency of Future Advisory Votes to Approve NEO Compensation

A frequency of 3 years received the highest number of votes for the Advisory Vote on Frequency of Future Advisory Votes for NEO Compensation as follows:

One Year	Two Years	Three Years	Votes Abstained
2,871,976	860	2,935,907	5,035,642

Proposal Ten: Adjourn Proposal

The Adjournment Proposal was approved by the Company’s stockholders. The voting results were as follows:

Votes For	Votes Against	Votes Abstained
10,738,193	24,328	81,864

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	June 5, 2024	By:	/s/ Michael J. Madigan
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)